Derivatives	12 Months Ended
Dec. 31, 2015
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives

Note 16: Derivatives
We primarily use derivatives to manage exposure to market risk, including interest rate risk, credit risk and foreign currency risk, and to assist customers with their risk management objectives. We designate certain derivatives as hedging instruments in a qualifying hedge accounting relationship (fair value or cash flow hedge). Our remaining derivatives consist of economic hedges that do not qualify for hedge accounting and derivatives held for customer accommodation, trading or other purposes.
Our asset/liability management approach to interest rate, foreign currency and certain other risks includes the use of derivatives. Such derivatives are typically designated as fair value or cash flow hedges, or economic hedges. This helps minimize significant, unplanned fluctuations in earnings, fair values of assets and liabilities, and cash flows caused by interest rate, foreign currency and other market risk volatility. This approach involves modifying the repricing characteristics of certain assets and liabilities so that changes in interest rates, foreign currency and other exposures do not have a significantly adverse effect on the net interest margin, cash flows and earnings. As a result of fluctuations in these exposures, hedged assets and liabilities will gain or lose fair value. In a fair value or economic hedge, the effect of this unrealized gain or loss will generally be offset by the gain or loss on the derivatives linked to the hedged assets and liabilities. In a cash flow hedge, where we manage the variability of cash payments due to interest rate fluctuations by the effective use of derivatives linked to hedged assets and liabilities, the hedged asset or liability is not adjusted and the unrealized gain or loss on the derivative is generally reflected in other comprehensive income and not in earnings.
We also offer various derivatives, including interest rate, commodity, equity, credit and foreign exchange contracts, to our customers as part of our trading businesses. These derivative transactions, which involve us engaging in market-making activities or acting as an intermediary, are conducted in an effort to help customers manage their market risks. We usually offset our exposure from such derivatives by entering into other financial contracts, such as separate derivative or security transactions. The customer accommodations and any offsetting derivatives are treated as customer accommodation, trading and other derivatives in our disclosures. Additionally, this category includes embedded derivatives that are required to be accounted for separately from their host contracts.
Table 16.1 presents the total notional or contractual amounts and fair values for our derivatives. Derivative transactions can be measured in terms of the notional amount, but this amount is not recorded on the balance sheet and is not, when viewed in isolation, a meaningful measure of the risk profile of the instruments. The notional amount is generally not exchanged, but is used only as the basis on which interest and other payments are determined. Derivatives designated as qualifying hedging instruments and economic hedges are recorded on the balance sheet at fair value in other assets or other liabilities. Customer accommodation, trading and other derivatives are recorded on the balance sheet at fair value in trading assets, other assets or other liabilities.
Table 16.1: Notional or Contractual Amounts and Fair Values of Derivatives

	December 31, 2015			December 31, 2014
	Notional or	Fair value		Notional or	Fair value
	contractual	Asset	Liability	contractual	Asset	Liability
(in millions)	amount	derivatives	derivatives	amount	derivatives	derivatives
Derivatives designated as hedging instruments
Interest rate contracts (1)	$191,684	7,477	2,253	148,967	6,536	2,435
Foreign exchange contracts (1)	25,115	378	2,494	26,778	752	1,347
Total derivatives designated as
qualifying hedging instruments		7,855	4,747		7,288	3,782
Derivatives not designated as hedging instruments
Economic hedges:
Interest rate contracts (2)	211,375	195	315	221,527	697	487
Equity contracts	7,427	531	47	5,219	367	96
Foreign exchange contracts	16,407	321	100	14,405	275	28
Subtotal (3)		1,047	462		1,339	611
Customer accommodation, trading and
other derivatives:
Interest rate contracts	4,685,898	55,053	55,409	4,378,767	56,465	57,137
Commodity contracts	47,571	4,659	5,519	88,640	7,461	7,702
Equity contracts	139,956	7,068	4,761	138,422	8,638	6,942
Foreign exchange contracts	295,962	8,248	8,339	253,742	6,377	6,452
Credit contracts - protection sold	10,544	83	541	12,304	151	943
Credit contracts - protection purchased	18,018	567	88	16,659	755	168
Other contracts	1,041	—	58	1,994	—	44
Subtotal		75,678	74,715		79,847	79,388
Total derivatives not designated as hedging instruments		76,725	75,177		81,186	79,999
Total derivatives before netting		84,580	79,924		88,474	83,781
Netting (3)		(66,924)	(66,004)		(65,869)	(65,043)
Total		$17,656	13,920		22,605	18,738

(1)
Notional amounts presented exclude $1.9 billion of interest rate contracts at both December 31, 2015 and 2014, for certain derivatives that are combined for designation as a hedge on a single instrument. The notional amount for foreign exchange contracts at December 31, 2015 and 2014, excludes $7.8 billion and $2.7 billion, respectively for certain derivatives that are combined for designation as a hedge on a single instrument.

(2)	Includes economic hedge derivatives used to hedge the risk of changes in the fair value of residential MSRs, MHFS, loans, derivative loan commitments and other interests held.

(3)
Represents balance sheet netting of derivative asset and liability balances, related cash collateral and portfolio level counterparty valuation adjustments. See the next table in this Note for further information.

Table 16.2 provides information on the gross fair values of derivative assets and liabilities, the balance sheet netting adjustments and the resulting net fair value amount recorded on our balance sheet, as well as the non-cash collateral associated with such arrangements. We execute substantially all of our derivative transactions under master netting arrangements. We reflect all derivative balances and related cash collateral subject to enforceable master netting arrangements on a net basis within the balance sheet. The “Gross amounts recognized” column in the following table include $69.9 billion and $74.0 billion of gross derivative assets and liabilities, respectively, at December 31, 2015, and $69.6 billion and $75.0 billion, respectively, at December 31, 2014, with counterparties subject to enforceable master netting arrangements that are carried on the balance sheet net of offsetting amounts. The remaining gross derivative assets and liabilities of $14.6 billion and $5.9 billion, respectively, at December 31, 2015 and $18.9 billion and $8.8 billion, respectively, at December 31, 2014, include those with counterparties subject to master netting arrangements for which we have not assessed the enforceability because they are with counterparties where we do not currently have positions to offset, those subject to master netting arrangements where we have not been able to confirm the enforceability and those not subject to master netting arrangements. As such, we do not net derivative balances or collateral within the balance sheet for these counterparties.
We determine the balance sheet netting adjustments based on the terms specified within each master netting arrangement. We disclose the balance sheet netting amounts within the column titled “Gross amounts offset in consolidated balance sheet.” Balance sheet netting adjustments are determined at the counterparty level for which there may be multiple contract types. For disclosure purposes, we allocate these adjustments to the contract type for each counterparty proportionally based upon the “Gross amounts recognized” by counterparty. As a result, the net amounts disclosed by contract type may not represent the actual exposure upon settlement of the contracts.
Balance sheet netting does not include non-cash collateral that we receive and pledge. For disclosure purposes, we present the fair value of this non-cash collateral in the column titled “Gross amounts not offset in consolidated balance sheet (Disclosure-only netting)” within the table. We determine and allocate the Disclosure-only netting amounts in the same manner as balance sheet netting amounts.
The “Net amounts” column within the following table represents the aggregate of our net exposure to each counterparty after considering the balance sheet and Disclosure-only netting adjustments. We manage derivative exposure by monitoring the credit risk associated with each counterparty using counterparty specific credit risk limits, using master netting arrangements and obtaining collateral. Derivative contracts executed in over-the-counter markets include bilateral contractual arrangements that are not cleared through a central clearing organization but are typically subject to master netting arrangements. The percentage of our bilateral derivative transactions outstanding at period end in such markets, based on gross fair value, is provided within the following table. Other derivative contracts executed in over-the-counter or exchange-traded markets are settled through a central clearing organization and are excluded from this percentage. In addition to the netting amounts included in the table, we also have balance sheet netting related to resale and repurchase agreements that are disclosed within Note 14 (Guarantees, Pledged Assets and Collateral).

Table 16.2: Gross Fair Value of Derivative Assets and Liabilities

(in millions)	Gross amounts recognized	Gross amounts offset in consolidated balance sheet (1)	Net amounts in consolidated balance sheet (2)	Gross amounts not offset in consolidated balance sheet (Disclosure-only netting) (3)	Net amounts	Percent exchanged in over-the-counter market (4)
December 31, 2015
Derivative assets
Interest rate contracts	$62,725	(56,612)	6,113	(749)	5,364	39%
Commodity contracts	4,659	(998)	3,661	(76)	3,585	35
Equity contracts	7,599	(2,625)	4,974	(471)	4,503	51
Foreign exchange contracts	8,947	(6,141)	2,806	(34)	2,772	98
Credit contracts-protection sold	83	(79)	4	—	4	76
Credit contracts-protection purchased	567	(469)	98	(2)	96	100
Total derivative assets	$84,580	(66,924)	17,656	(1,332)	16,324
Derivative liabilities
Interest rate contracts	$57,977	(53,259)	4,718	(3,543)	1,175	35%
Commodity contracts	5,519	(1,052)	4,467	(40)	4,427	84
Equity contracts	4,808	(2,241)	2,567	(154)	2,413	85
Foreign exchange contracts	10,933	(8,968)	1,965	(634)	1,331	100
Credit contracts-protection sold	541	(434)	107	(107)	—	100
Credit contracts-protection purchased	88	(50)	38	(6)	32	70
Other contracts	58	—	58	—	58	100
Total derivative liabilities	$79,924	(66,004)	13,920	(4,484)	9,436
December 31, 2014
Derivative assets
Interest rate contracts	$63,698	(56,051)	7,647	(769)	6,878	45%
Commodity contracts	7,461	(1,233)	6,228	(72)	6,156	27
Equity contracts	9,005	(2,842)	6,163	(405)	5,758	54
Foreign exchange contracts	7,404	(4,923)	2,481	(85)	2,396	98
Credit contracts-protection sold	151	(131)	20	—	20	90
Credit contracts-protection purchased	755	(689)	66	(1)	65	100
Total derivative assets	$88,474	(65,869)	22,605	(1,332)	21,273
Derivative liabilities
Interest rate contracts	$60,059	(54,394)	5,665	(4,244)	1,421	44%
Commodity contracts	7,702	(1,459)	6,243	(33)	6,210	81
Equity contracts	7,038	(2,845)	4,193	(484)	3,709	82
Foreign exchange contracts	7,827	(5,511)	2,316	(270)	2,046	100
Credit contracts-protection sold	943	(713)	230	(199)	31	100
Credit contracts-protection purchased	168	(121)	47	(18)	29	86
Other contracts	44	—	44	—	44	100
Total derivative liabilities	$83,781	(65,043)	18,738	(5,248)	13,490

(1)
Represents amounts with counterparties subject to enforceable master netting arrangements that have been offset in the consolidated balance sheet, including related cash collateral and portfolio level counterparty valuation adjustments. Counterparty valuation adjustments were $375 million and $266 million related to derivative assets and $81 million and $56 million related to derivative liabilities as of December 31, 2015 and 2014, respectively. Cash collateral totaled $5.3 billion and $4.7 billion, netted against derivative assets and liabilities, respectively, at December 31, 2015, and $5.2 billion and $4.6 billion, respectively, at December 31, 2014.

(2)
Net derivative assets of $12.4 billion and $16.9 billion are classified in Trading assets as of December 31, 2015 and 2014, respectively. $5.3 billion and $5.7 billion are classified in Other assets in the consolidated balance sheet as of December 31, 2015 and 2014, respectively. Net derivative liabilities are classified in Accrued expenses and other liabilities in the consolidated balance sheet.

(3)
Represents the fair value of non-cash collateral pledged and received against derivative assets and liabilities with the same counterparty that are subject to enforceable master netting arrangements. U.S. GAAP does not permit netting of such non-cash collateral balances in the consolidated balance sheet but requires disclosure of these amounts.

(4)
Represents derivatives executed in over-the-counter markets not settled through a central clearing organization. Over-the-counter percentages are calculated based on Gross amounts recognized as of the respective balance sheet date. The remaining percentage represents derivatives settled through a central clearing organization, which are executed in either over-the-counter or exchange-traded markets.

Fair Value Hedges
We use interest rate swaps to convert certain of our fixed-rate long-term debt to floating rates to hedge our exposure to interest rate risk. We also enter into cross-currency swaps, cross-currency interest rate swaps and forward contracts to hedge our exposure to foreign currency risk and interest rate risk associated with the issuance of non-U.S. dollar denominated long-term debt. In addition, we use interest rate swaps, cross-currency swaps, cross-currency interest rate swaps and forward contracts to hedge against changes in fair value of certain investments in available-for-sale debt securities due to changes in interest rates, foreign currency rates, or both. We also use interest rate swaps to hedge against changes in fair value for certain mortgages held for sale. The entire derivative gain or loss is included in the assessment of hedge effectiveness for all fair value hedge relationships, except for those involving foreign-currency denominated available-for-sale securities and long-term debt hedged with foreign currency forward derivatives for which the time value component of the derivative gain or loss related to the changes in the difference between the spot and forward price is excluded from the assessment of hedge effectiveness.
We use statistical regression analysis to assess hedge effectiveness, both at inception of the hedging relationship and on an ongoing basis. The regression analysis involves regressing the periodic change in fair value of the hedging instrument against the periodic changes in fair value of the asset or liability being hedged due to changes in the hedged risk(s). The assessment includes an evaluation of the quantitative measures of the regression results used to validate the conclusion of high effectiveness.
Table 16.3 shows the net gains (losses) recognized in the income statement related to derivatives in fair value hedging relationships.

Table 16.3: Derivatives in Fair Value Hedging Relationships

	Interest rate contracts hedging:			Foreign exchange contracts hedging:		Total net gains (losses) on fair value hedges
(in millions)	Available-for-sale securities	Mortgages held for sale	Long-term debt	Available-for-sale securities	Long-term debt
Year ended December 31, 2015
Net interest income (expense) recognized on derivatives	$(782)	(13)	1,955	—	182	1,342
Gains (losses) recorded in noninterest income
Recognized on derivatives	(18)	(9)	327	253	(2,370)	(1,817)
Recognized on hedged item	7	(4)	(251)	(247)	2,390	1,895
Net recognized on fair value hedges (ineffective portion) (1)	$(11)	(13)	76	6	20	78
Year ended December 31, 2014
Net interest income (expense) recognized on derivatives	$(722)	(15)	1,843	(10)	308	1,404
Gains (losses) recorded in noninterest income
Recognized on derivatives	(1,943)	(49)	3,623	391	(1,418)	604
Recognized on hedged item	1,911	32	(3,143)	(388)	1,490	(98)
Net recognized on fair value hedges (ineffective portion) (1)	$(32)	(17)	480	3	72	506
Year ended December 31, 2013
Net interest income (expense) recognized on derivatives	$(584)	(11)	1,632	(8)	280	1,309
Gains (losses) recorded in noninterest income
Recognized on derivatives	1,889	47	(3,767)	(49)	(847)	(2,727)
Recognized on hedged item	(1,874)	(57)	3,521	49	722	2,361
Net recognized on fair value hedges (ineffective portion) (1)	$15	(10)	(246)	—	(125)	(366)

(1)
Included $(7) million, $(1) million and $(5) million, respectively, for years ended December 31, 2015, 2014, and 2013 of the time value component recognized as net interest income (expense) on forward derivatives hedging foreign currency available-for-sale securities and long-term debt that were excluded from the assessment of hedge effectiveness.

Cash Flow Hedges
We use interest rate swaps to hedge the variability in interest payments received on certain floating-rate commercial loans and paid on certain floating-rate debt due to changes in the benchmark interest rate. Gains and losses on derivatives that are reclassified from OCI to interest income (for loans) and interest expense (for debt) in the current period are included in the line item in which the hedged item’s effect on earnings is recorded. All parts of gain or loss on these derivatives are included in the assessment of hedge effectiveness. We assess hedge effectiveness using regression analysis, both at inception of the hedging relationship and on an ongoing basis. The regression analysis involves regressing the periodic changes in cash flows of the hedging instrument against the periodic changes in cash flows of the forecasted transaction being hedged due to changes in the hedged risk(s). The assessment includes an evaluation of the quantitative measures of the regression results used to validate the conclusion of high effectiveness.
Based upon current interest rates, we estimate that $826 million (pre tax) of deferred net gains on derivatives in OCI at December 31, 2015, will be reclassified into net interest income during the next twelve months. Future changes to interest rates may significantly change actual amounts reclassified to earnings. We are hedging our exposure to the variability of future cash flows for all forecasted transactions for a maximum of 7 years.
Table 16.4 shows the net gains (losses) recognized related to derivatives in cash flow hedging relationships.

Table 16.4: Derivatives in Cash Flow Hedging Relationships

	Year ended December 31,
(in millions)	2015	2014	2013
Gains (losses) (pre tax) recognized in OCI on derivatives	$1,549	952	(32)
Gains (pre tax) reclassified from cumulative OCI into net income (1)	1,089	545	296
Gains (losses) (pre tax) recognized in noninterest income for hedge ineffectiveness (2)	1	2	1

(1)	See Note 23 (Other Comprehensive Income) for detail on components of net income.

(2)	None of the change in value of the derivatives was excluded from the assessment of hedge effectiveness.

Derivatives Not Designated as Hedging Instruments
We use economic hedge derivatives primarily to hedge the risk of changes in the fair value of certain residential MHFS, certain loans held for investment, residential MSRs measured at fair value, derivative loan commitments and other interests held. The resulting gain or loss on these economic hedge derivatives is reflected in mortgage banking noninterest income, net gains (losses) from equity investments and other noninterest income.
The derivatives used to hedge MSRs measured at fair value, which include swaps, swaptions, constant maturity mortgages, forwards, Eurodollar and Treasury futures and options contracts, resulted in net derivative gains of $671 million in 2015, net derivative gains of $3.5 billion in 2014 and net derivative losses of $2.9 billion in 2013, which are included in mortgage banking noninterest income. The aggregate fair value of these derivatives was a net liability of $3 million at December 31, 2015 and a net asset of $492 million at December 31, 2014. The change in fair value of these derivatives for each period end is due to changes in the underlying market indices and interest rates as well as the purchase and sale of derivative financial instruments throughout the period as part of our dynamic MSR risk management process.
Interest rate lock commitments for mortgage loans that we intend to sell are considered derivatives. Our interest rate exposure on these derivative loan commitments, as well as substantially all residential MHFS, is hedged with economic hedge derivatives such as swaps, forwards and options, Eurodollar futures and options, and Treasury futures, forwards and options contracts. The derivative loan commitments, economic hedge derivatives and residential MHFS are carried at fair value with changes in fair value included in mortgage banking noninterest income. For the fair value measurement of interest rate lock commitments we include, at inception and during the life of the loan commitment, the expected net future cash flows related to the associated servicing of the loan. Fair value changes subsequent to inception are based on changes in fair value of the underlying loan resulting from the exercise of the commitment and changes in the probability that the loan will not fund within the terms of the commitment (referred to as a fall-out factor). The value of the underlying loan is affected primarily by changes in interest rates and the passage of time. However, changes in investor demand can also cause changes in the value of the underlying loan value that cannot be hedged. The aggregate fair value of derivative loan commitments on the balance sheet was a net asset of $56 million and $98 million at December 31, 2015 and 2014, respectively, and is included in the caption “Interest rate contracts” under “Customer accommodation, trading and other derivatives” in Table 16.1.
We also enter into various derivatives primarily to provide derivative products to customers. These derivatives are not linked to specific assets and liabilities on the balance sheet or to forecasted transactions in an accounting hedge relationship and, therefore, do not qualify for hedge accounting. We also enter into derivatives for risk management that do not otherwise qualify for hedge accounting. They are carried at fair value with changes in fair value recorded as other noninterest income.
Customer accommodation, trading and other derivatives also include embedded derivatives that are required to be accounted for separately from their host contract. We periodically issue hybrid long-term notes and CDs where the performance of the hybrid instrument notes is linked to an equity, commodity or currency index, or basket of such indices. These notes contain explicit terms that affect some or all of the cash flows or the value of the note in a manner similar to a derivative instrument and therefore are considered to contain an “embedded” derivative instrument. The indices on which the performance of the hybrid instrument is calculated are not clearly and closely related to the host debt instrument. The “embedded” derivative is separated from the host contract and accounted for as a derivative. Additionally, we may invest in hybrid instruments that contain embedded derivatives, such as credit derivatives, that are not clearly and closely related to the host contract. In such instances, we either elect fair value option for the hybrid instrument or separate the embedded derivative from the host contract and account for the host contract and derivative separately.
Table 16.5 shows the net gains recognized in the income statement related to derivatives not designated as hedging instruments.

Table 16.5: Derivatives Not Designated as Hedging Instruments

	Year ended December 31,
(in millions)	2015	2014	2013
Net gains (losses) recognized on economic hedge derivatives:
Interest rate contracts
Recognized in noninterest income:
Mortgage banking (1)	$723	1,759	1,412
Other (2)	(42)	(230)	119
Equity contracts (3)	(393)	(469)	(317)
Foreign exchange contracts (2)	496	758	24
Credit contracts (2)	—	(1)	(6)
Subtotal	784	1,817	1,232
Net gains (losses) recognized on customer accommodation, trading and other derivatives:
Interest rate contracts
Recognized in noninterest income:
Mortgage banking (4)	941	1,350	(561)
Other (5)	265	(855)	743
Commodity contracts (5)	88	77	324
Equity contracts (5)	563	(719)	(622)
Foreign exchange contracts (5)	812	593	746
Credit contracts (5)	44	7	(53)
Other (5)	(15)	(39)	—
Subtotal	2,698	414	577
Net gains recognized related to derivatives not designated as hedging instruments	$3,482	2,231	1,809

(1)
Predominantly mortgage banking noninterest income including gains (losses) on the derivatives used as economic hedges of MSRs measured at fair value, interest rate lock commitments and mortgages held for sale.

(2)	Predominantly included in other noninterest income.

(3)	Predominantly included in net gains (losses) from equity investments in noninterest income.

(4)	Predominantly mortgage banking noninterest income including gains (losses) on interest rate lock commitments.

(5)	Predominantly included in net gains from trading activities in noninterest income.

Credit Derivatives
Credit derivative contracts are arrangements whose value is derived from the transfer of credit risk of a reference asset or entity from one party (the purchaser of credit protection) to another party (the seller of credit protection). We use credit derivatives primarily to assist customers with their risk management objectives. We may also use credit derivatives in structured product transactions or liquidity agreements written to special purpose vehicles. The maximum exposure of sold credit derivatives is managed through posted collateral, purchased credit derivatives and similar products in order to achieve our desired credit risk profile. This credit risk management provides an ability to recover a significant portion of any amounts that would be paid under the sold credit derivatives. We would be required to perform under the noted credit derivatives in the event of default by the referenced obligors. Events of default include events such as bankruptcy, capital restructuring or lack of principal and/or interest payment. In certain cases, other triggers may exist, such as the credit downgrade of the referenced obligors or the inability of the special purpose vehicle for which we have provided liquidity to obtain funding.
Table 16.6 provides details of sold and purchased credit derivatives.

Table 16.6: Sold and Purchased Credit Derivatives

		Notional amount
(in millions)	Fair value liability	Protection sold (A)	Protection sold - non-investment grade	Protection purchased with identical underlyings (B)	Net protection sold (A)-(B)	Other protection purchased	Range of maturities
December 31, 2015
Credit default swaps on:
Corporate bonds	$44	4,838	1,745	3,602	1,236	2,272	2016 - 2025
Structured products	275	598	463	395	203	142	2017 - 2047
Credit protection on:
Default swap index	—	1,727	370	1,717	10	960	2016 - 2020
Commercial mortgage-backed securities index	203	822	—	766	56	316	2047 - 2057
Asset-backed securities index	18	47	—	1	46	71	2045 - 2046
Other	1	2,512	2,512	—	2,512	7,776	2016 - 2025
Total credit derivatives	$541	10,544	5,090	6,481	4,063	11,537
December 31, 2014
Credit default swaps on:
Corporate bonds	$23	6,344	2,904	4,894	1,450	2,831	2015 - 2021
Structured products	654	1,055	874	608	447	277	2017 - 2052
Credit protection on:
Default swap index	—	1,659	292	777	882	1,042	2015 - 2019
Commercial mortgage-backed securities index	246	1,058	—	608	450	355	2047 - 2063
Asset-backed securities index	19	52	1	1	51	81	2045 - 2046
Other	1	2,136	2,136	—	2,136	5,185	2015 - 2025
Total credit derivatives	$943	12,304	6,207	6,888	5,416	9,771

Protection sold represents the estimated maximum exposure to loss that would be incurred under an assumed hypothetical circumstance, where the value of our interests and any associated collateral declines to zero, without any consideration of recovery or offset from any economic hedges. We believe this hypothetical circumstance to be an extremely remote possibility and accordingly, this required disclosure is not an indication of expected loss. The amounts under non-investment grade represent the notional amounts of those credit derivatives on which we have a higher risk of being required to perform under the terms of the credit derivative and are a function of the underlying assets.
We consider the risk of performance to be high if the underlying assets under the credit derivative have an external rating that is below investment grade or an internal credit default grade that is equivalent thereto. We believe the net protection sold, which is representative of the net notional amount of protection sold and purchased with identical underlyings, in combination with other protection purchased, is more representative of our exposure to loss than either non-investment grade or protection sold. Other protection purchased represents additional protection, which may offset the exposure to loss for protection sold, that was not purchased with an identical underlying of the protection sold.

Credit-Risk Contingent Features
Certain of our derivative contracts contain provisions whereby if the credit rating of our debt were to be downgraded by certain major credit rating agencies, the counterparty could demand additional collateral or require termination or replacement of derivative instruments in a net liability position. The aggregate fair value of all derivative instruments with such credit-risk-related contingent features that are in a net liability position was $12.3 billion at December 31, 2015, and $13.6 billion at December 31, 2014, respectively, for which we posted $8.8 billion and $10.5 billion, respectively, in collateral in the normal course of business. If the credit rating of our debt had been downgraded below investment grade, which is the credit-risk-related contingent feature that if triggered requires the maximum amount of collateral to be posted, on December 31, 2015, or December 31, 2014, we would have been required to post additional collateral of $3.6 billion or $3.1 billion, respectively, or potentially settle the contract in an amount equal to its fair value. Some contracts require that we provide more collateral than the fair value of derivatives that are in a net liability position if a downgrade occurs.

Counterparty Credit Risk
By using derivatives, we are exposed to counterparty credit risk if counterparties to the derivative contracts do not perform as expected. If a counterparty fails to perform, our counterparty credit risk is equal to the amount reported as a derivative asset on our balance sheet. The amounts reported as a derivative asset are derivative contracts in a gain position, and to the extent subject to legally enforceable master netting arrangements, net of derivatives in a loss position with the same counterparty and cash collateral received. We minimize counterparty credit risk through credit approvals, limits, monitoring procedures, executing master netting arrangements and obtaining collateral, where appropriate. To the extent the master netting arrangements and other criteria meet the applicable requirements, including determining the legal enforceability of the arrangement, it is our policy to present derivative balances and related cash collateral amounts net on the balance sheet. We incorporate credit valuation adjustments (CVA) to reflect counterparty credit risk in determining the fair value of our derivatives. Such adjustments, which consider the effects of enforceable master netting agreements and collateral arrangements, reflect market-based views of the credit quality of each counterparty. Our CVA calculation is determined based on observed credit spreads in the credit default swap market and indices indicative of the credit quality of the counterparties to our derivatives.